Trade and other receivables	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables	Trade and other receivables

in CHF thousands	2021	2020
Trade receivables	23,710	159
Value added tax	1,770	1,376
Withholding tax	24	199
Other receivables	146	1,103
Balance at December 31	25,650	2,837
Trade receivables are denominated in the following currencies:

in CHF thousands	2021	2020
CHF	958	159
EUR	3,127	—
USD	19,625	—
Balance at December 31	23,710	159
The increase in trade receivables for 2021 mainly relates to the License and collaboration agreement with Novartis entered into in December 2021. In accordance with the contractual provisions under this agreement, an amount of TCHF 18,584 (or in thousands of US Dollar "TUSD", TUSD 20,000) has been invoiced to Novartis and presented as trade receivables with a corresponding increase in contract liabilities (see notes 15 and 5).